UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2008

Alion Science and Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information in this report set forth under Item 7.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Alion Science and Technology Corporation ("Alion" or the "Company") disclosed on May 14, 2008, the following non-public information to certain beneficial holders of its currently outstanding common stock.

The Company has begun discussions with Illinois Institute of Technology ("IIT") regarding the potential restructuring of the Company’s Subordinated Note held by IIT.

The Company’s EBITDA and Consolidated EBITDA for the six months ended March 31, 2008 exceeded the Company’s planned EBITDA and Consolidated EBITDA for that period.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology Corporation

May 15, 2008	By:	Michael J. Alber

Name: Michael J. Alber
Title: Senior Vice President and Acting Chief Financial Offcer